UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	April 18, 2023

Crown Crafts, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-7604	58-0678148
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

916 South Burnside Avenue, Gonzales, LA	70737
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(225) 647-9100

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CRWS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 18, 2023, the Board of Directors (the “Board”) of Crown Crafts, Inc. (the “Company”) appointed Michael Benstock to the Board as a Class II director, effective on May 1, 2023, to serve until the next annual meeting of stockholders of the Company. Mr. Benstock’s appointment fills the vacancy on the Board created by the passing of Sidney Kirschner in February 2023. The Board also appointed Mr. Benstock to serve as a member of each of the Board’s Audit Committee and Nominating and Governance Committee.

Since October 24, 2003, Mr. Benstock has served as President and Chief Executive Officer of Superior Group of Companies, Inc. (“Superior”), a Nasdaq-listed company. Prior to that, Mr. Benstock served as Co-President of Superior from May 1, 1992 until October 24, 2003, and Executive Vice President of Superior prior to that. Mr. Benstock has served as Chairman of the Board of Superior since February 2023 and as a director of Superior since 1985. He also served as a director of USAmeriBank from 2007 to December 31, 2017 and chair of its audit committee from 2014 to December 31, 2017, at which time USAmeriBank was acquired by Valley National Bank.

There are no arrangements or understandings between Mr. Benstock and any other persons pursuant to which he was selected as a director. There are no transactions involving the Company and Mr. Benstock that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

Mr. Benstock will receive compensation for his Board and committee service in accordance with the Company’s standard compensation arrangements for non-employee directors (prorated based on the date of his appointment to the Board), which are described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on June 29, 2022, under “Compensation of Directors.”

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release issued April 20, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CROWN CRAFTS, INC.

Date: April 20, 2023	/s/ Craig J. Demarest
CRAIG J. DEMAREST
Vice President and Chief Financial Officer